SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2003

IMAGEWARE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	001-15757	33-0224167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

10883 Thornmint Road

San Diego, CA  92127

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 673-8600

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1         Press Release, dated April 17, 2003.

Item 9. Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On April 17, 2003, we disclosed financial information for the fourth quarter and year ended December 31, 2002 in the earnings release attached hereto as Exhibit 99.1.

We believe the non-GAAP financial measures included in the attached earnings release provide useful information to investors regarding our financial condition and results of operations because they provide more detailed information regarding several cost reduction measures we recently implemented than comparable financial measures calculated and presented in accordance with GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMAGEWARE SYSTEMS, INC.

Dated: April 24, 2003	By:	/s/ Wayne Wetherell
Wayne Wetherell
Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated April 17, 2003.